Nationwide Life Insurance Company • Nationwide Variable Account-4

Prospectus supplement dated November 13, 2012 to

America’s marketFLEX Annuity, America’s marketFLEX Advisor Annuity, and America’s marketFLEX II Annuity prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus currently indicates that Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II invests in mutual funds that prohibit active trading strategies ("Limited Transfer Funds").  Your prospectus has been corrected to indicate that Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II invests in mutual funds that support active trading strategies ("Actively Traded Funds").

Accordingly, the Limited Transfer Funds and Actively Traded Funds listed in the Transfer Requests section of your prospectus have been updated to reflect this correction.  Furthermore, Appendix A: Underlying Mutual Funds has been modified to remove the designation for Limited Transfer Funds associated with Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II, and replace with the designation for Actively Traded Funds.